UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2005

TANOX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30231	76-0196733
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

10301 Stella Link, Houston, Texas	77025-5497
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 713-578-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 16, 2005, Tanox granted options to acquire Common Stock under its 1997 Stock Plan, as amended, to its executive officers utilizing the form of stock option agreement set forth on Exhibit 10.1 hereto. Such grants were approved by the Compensation Committee of the Board of Directors, and the number of shares subject to the grants is as follows:

Name	Title	Number of Shares
Nancy T. Chang	President and Chief Executive Officer	80,000
Matthew Moyle	Vice President—Research	40,000
Edward Hu	Vice President—Operations	35,000
Katie-Pat Bowman	Vice President, General Counsel & Secretary	25,000
Gregory Guidroz	Vice President—Finance	20,000

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Form of stock option agreement used for options granted to officers under the 1997 Stock Plan, as amended.

10.2	Form of stock option agreement used for options granted to directors under the 2000 Non-Employee Directors’ Stock Option Plan, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005	TANOX, INC.

	By:	Gregory Guidroz
Gregory Guidroz
Vice President-Finance

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